SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     September 3, 2002

RYERSON TULL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9117	36-3425828
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608
(Address of Principal Executive Offices)(Zip Code)

(773) 762-2121
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Exhibits

99.1	Press Release, dated August 30, 2002

Item 9.	Regulation FD Disclosures

The Press Release dated August 30, 2002 attached hereto as an exhibit is incorporated herein by reference in answer to this Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON TULL, INC.

/s/ Lily L. May
By: Lily L. May
Its: Controller and
Chief Accounting Officer

Dated: September 3, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 30, 2002